UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported)            September 27, 2004


                      Tropical Sportswear Int'l Corporation
             (Exact name of registrant as specified in its charter)



          Florida                     0-23161                    59-3424305
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)              File Number             Identification No.)


                     4902 W. Waters Avenue, Tampa, FL 33634
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                    (Address of principal executive offices)



Registrant's telephone number, including area code            813-249-4900


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         (Former name or former address, if changed since last report.)


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Item 5.02 - Departure of Directors or Principal Officers; Election of Directors;
            --------------------------------------------------------------------
Appointment of Principal Officers
---------------------------------

     On September 27, 2004, Tropical Sportswear Int'l Corporation. (the "Company") issued a press release, which is furnished hereto as Exhibit 99 and incorporated by reference as if fully set forth herein, announcing that the Company's Chief Operating Officer has resigned.

Attached is the Press Release disseminated by the Company on September 27, 2004.


Item 9.01 - Financial Statements and Exhibits
            ---------------------------------

(a)  Financial Statements.   Not Applicable

(b)  Pro Forma Financial Information.   Not Applicable

(c)  Exhibits.


         Exhibit 99        Press Release dated September 27, 2004.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           TROPICAL SPORTSWEAR INT'L CORPORATION



Date: September 27, 2004                   /s/ Michael Kagan
                                           -------------------------------------
                                           Michael Kagan
                                           Chief Executive Officer